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                                                                   EXHIBIT 10.17

                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

      THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND LOAN INSTRUMENTS (the "Amendment") is made effective as of March 29, 2003 by and among AQUIS WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("Borrower"); and FINOVA CAPITAL CORPORATION ("Lender"), a Delaware corporation.

                                   BACKGROUND

      A. Borrower and Lender have previously entered into that certain Second Amended and Restated Loan Agreement dated August 12, 2002, (the "Loan Agreement"), pursuant to which, inter alia, the Lender extended to the Borrower certain credit facilities subject to the terms and conditions thereof.

      B. Borrower is currently in default of its obligations under the Loan Instruments as a result of Borrower's (i) failure to comply with the Leverage Ratio and the minimum EBITDA requirement as set forth in Article 7 of the Loan Agreement for the periods ending March 31, 2003 (collectively, the "Existing Defaults"). As a result of the occurrence of the Existing Defaults, Lender may exercise its rights and remedies against Borrower pursuant to any and all of the Loan Instruments and under applicable law.

      C. At Borrower' request, the Lender has agreed to enter into this Amendment, inter alia, to (i) ratify and confirm the respective obligations and liabilities of Borrower to the Lender under the Loan Instruments, (ii) reaffirm, ratify and continue Lender's liens on, and security interests in, the assets of Borrower, and (iii) set forth the terms and conditions under which the Lender will waive the Existing Defaults and the Loan Agreement and Loan Instruments will be amended.

      NOW, THEREFORE, in consideration of foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

                                      TERMS

      1. CAPITALIZED TERMS. For purposes of this Amendment, all other capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement.

      2. CONFIRMATION OF BACKGROUND. Borrower hereby ratify, confirm and acknowledge that the statements contained in the foregoing Background are true and that the Loan Instruments are valid, binding and in full force and effect as of the date hereof and fully enforceable against Borrower in accordance with the terms thereof. Borrower further acknowledge and agree that nothing contained in this Amendment shall be deemed to impair, reduce or release in any manner whatsoever any of the obligations of such Loan Party under the Loan Instruments.

      3. GENERAL ACKNOWLEDGMENTS. Borrower hereby acknowledge and agree as follows:

         (a) They are currently in default of their obligations under the Loan Instruments as a result of the occurrence of the Existing Defaults, and hereby waive any requirement for any further notice or demand from the Lender in connection therewith;

         (b) As a result of the Existing Defaults, the Lender has the right to declare the entire principal balance of the Note and all other Obligations due and payable and exercise all of its rights and remedies under the Loan Instruments;

         (c) Neither this Amendment nor any other agreement entered into in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of any of the Loan Instruments or any rights or obligations thereunder, or a waiver by Lender of any of its rights under the Loan Instruments or at law or in equity, except as expressly waived under Section 10 hereunder;

         (d) All liens, security interests, rights and remedies granted to the Lender in and under the Loan Instruments are hereby renewed, confirmed and continued, and shall also secure the performance by Borrower of their respective obligations hereunder; and

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         (f) If at any time a payment or payments made by any Loan Party on any part of the Obligations are subsequently invalidated, declared to be fraudulent or preferential, and are set aside or are required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the Obligations intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made.

      4. CHALLENGE TO ENFORCEMENT. Borrower acknowledge and agree that none of them have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Instruments, or the enforcement of any of the terms or conditions thereof.

      5. CONFIRMATION OF EXISTING INDEBTEDNESS. Borrower hereby acknowledge and agree that as of the close of business as of March 30, 2003, (a) the principal balance outstanding under the Notes was $8,750,000. Borrower hereby acknowledges and agrees that all sums described in this Section 5 are validly and duly owing to the Lender.

      6. AMENDMENT TO SENIOR LEVERAGE. Section 7.19 of the Loan Agreement is hereby amended to read in its entirety as follows:

            7.19 Senior Leverage Ratio. Permit the Senior Leverage Ratio as of the last day of each fiscal year set forth below to be greater than the ratio set forth opposite such date set forth below:

                   Year                         Ratio
                   ----                         -----

                   2002                      4.00 to 1.00
                   2003                      4.60 to 1.00
                   2004                      1.61 to 1.00
                   2005                      1.07 to 1.00

      7. Minimum EBITDA. Section 7.20 of the Loan Agreement is hereby amended to read in its entirety as follows: Permit (i) as of December 31, 2002, Operating Cash Flow to be less than 92% of the amount set forth for such corresponding date on the Projections and (ii) as of March 31, 2003 and the last day of each fiscal quarter thereafter (calculated for a period of four consecutive fiscal quarters ended on the last day of such fiscal quarter) until March 31, 2004, Operating Cash Flow to be less than the amounts set forth below.

                   Quarter Ending          Operating Cash Flow
                   --------------          -------------------

                   March 31, 2003                 949,000
                   June 30, 2003                  892,000
                   September 30, 2003           1,054,000
                   December 30, 2003            1,378,000
                   March 31, 2004               2,012,000

Thereafter the Operating Cash Flow will be as agreed by the parties.

      8. MATURITY DATE. RESERVED.

      9. WAIVER OF DEFAULTS. The Lender hereby waives the Existing Defaults, subject to Borrowers' representations and warranties contained herein. This waiver is strictly limited to the Existing Defaults and except as waived herein, Lender retains all rights and remedies under the Loan Agreement and Loan Instruments.

      10. RESERVED.

      11. FEE. As a condition for Lender entering into this Amendment, Borrower agrees to pay to Lender a fee of $32,500 (the "Amendment Fee"), which Amendment Fee shall be deemed fully earned upon Lender's execution of this Agreement and shall be due and payable as follows at closing.

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      12. COVENANTS AND CONDITIONS. Lenders' agreement to waive the Existing
Defaults and to execute the Amendment herein is expressly contingent upon the following:

          (a) Amendment. Borrower and all other required persons and entities will have executed and delivered to Lender the Amendment.

          (b) Representations and Warranties. All representations and warranties of Borrower set forth in this agreement will be true at and as of the date hereof, except as such representations and warranties may have been affected by the Existing Defaults.

          (c) No Default. No condition or event shall exist or have occurred which would constitute a default hereunder (or would, upon the giving of notice or the passage of time or both, constitute such a default) other than the Existing Defaults.

          (d) Delivery of Other Documents. The following documents shall have been delivered to Lender by or on behalf of Borrower and must be satisfactory to Lender in form and content:

              (i) Closing Certificates. Such closing certificates, good standing certificates and other documentation as required by Lender.

              (ii) Other Information. With reasonable promptness, Borrower shall deliver or cause to be delivered to Lender, all such other data and information in respect of the condition, operation and affairs of Borrower as Lender may reasonably request from time to time.

      13. ADDITIONAL DOCUMENTS AND FUTURE ACTIONS. Borrower will, at their sole cost, take such actions and provide Lender from time to time with such agreements, financing statements and additional instruments, documents or information as Lender may in its discretion deem necessary or advisable to perfect, protect, maintain or enforce the security interests in the Collateral or to carry out the terms of the Loan Instruments. Borrower hereby authorize and appoint Lender as their attorney-in-fact, with full power of substitution, to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights thereunder, to execute on Borrower' behalf and file at Loan Parties' expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Borrower' behalf such other documents and notices as Lender may reasonably deem advisable to protect the Collateral and its interests therein and its rights thereunder. Such power being coupled with an interest is irrevocable.

      14. REPRESENTATIONS AND WARRANTIES. In consideration of the waiver extended herein by Lender, Borrower hereby represent and warrant, which representations and warranties shall survive until all Obligations and all other obligations of Borrower to Lenders are paid and satisfied in full, as follows:

          (a) All representations and warranties of Borrower set forth in the Loan Instruments are true and complete as of the date hereof, except as such representations and warranties may have been affected by the Existing Defaults.

          (b) No condition or event exists or has occurred which would constitute an event of default under the Loan Instruments (or would, upon the giving of notice or the passage of time, or both constitute an event of default) other than the Existing Defaults.

          (c) The execution and delivery of this Amendment by Borrower and all documents and agreements to be executed and delivered pursuant to the terms hereof:

              (i) have been duly authorized by all requisite corporate action by each Loan Party;

              (ii) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under any Loan Party's articles of Incorporation, By-Laws (if applicable), or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Loan Party is a party or by which any of them is bound or affected; and

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              (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Loan Party, except liens in favor of the Lender or as permitted hereunder or under the Loan Instruments.

      15. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Borrower will pay all of the Lender's reasonable expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses, appraisal costs and fees and expenses of counsel retained by Lender and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated.

      16. RELEASE AND INDEMNIFICATION. In order to induce Lender to enter into this Amendment, Borrower do hereby agree as follows:

          (a) Release. Each Loan Party hereby fully, finally and forever acquits, quitclaims, releases and discharges Lender and its officers, directors, employees, agents, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of any Loan Party, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by any Loan Party on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely (i) the negotiation, review, preparation or documentation of the Documents or any other documents or agreements executed in connection therewith, (ii) the administration of the Documents, (iii) the enforcement, protection or preservation of Lender's rights under the Documents, or any other documents or agreements executed in connection therewith, and/or (iv) any action or inaction by Lender in connection with any such documents, instruments and agreements (the "Released Claims").

          (b) Covenant Not to Litigate. In addition to the release contained above, and not in limitation thereof, each Loan Party does hereby agree that they will never prosecute, nor voluntarily aid in the prosecution of, any action or proceeding relating to the Released Claims, whether by claim, counterclaim or otherwise.

          (c) Transfer of Claims. If, and to the extent that, any of the Released Claims are, for any reason whatsoever, not fully, finally and forever released and discharged pursuant to the terms above, each Loan Party does hereby absolutely and unconditionally grant, sell, bargain, transfer, assign and convey to Lender all of the Released Claims and any proceeds, settlements and distributions relating thereto.

          (d) Indemnification. Each Loan Party expressly agrees to indemnify and hold harmless Lender, and their officers, directors, employees, agents, successors and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of Lender, and their officers, directors, employees, agents, successors and assigns that may be asserted by, or may arise out of, whether directly or indirectly, proximately or remotely, any investigation, litigation, or other proceedings initiated, undertaken or joined in by any Loan Party or any other third party (including, without limitation, any employee, agent, personal representative, heir, executor, successor or assign of any Loan Party) in connection with (i) the negotiation, review, preparation or documentation of the Loan Instruments or any other documents or agreements executed in connection with the Obligations, or any of them, (ii) the administration of the Loan Instruments; (iii) the enforcement, protection or preservation of Lender's rights under the Loan Instruments or any other documents or agreements executed in connection with the Obligations, or any of them, (iv) the validity, perfection or enforceability of the Loan Instruments, and/or (v) any action or inaction by Lender in connection with any of the foregoing; provided however, that such obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses are not the direct result of the gross negligence or willful misconduct of Lender or its officers, directors, employees, agents, successors and assigns.

      17. NO COURSE OF DEALING.

          (a) Termination of Waivers. Borrower hereby acknowledge and agree that effective as of the date hereof any waiver or implied waiver by Lender of any obligation or covenant of any Loan Parties under the Amendment is expressly terminated and rescinded (except as expressly provided herein to the contrary) and that Borrower are obligated to, and are expected by Lender to, strictly perform and comply with all of such obligations and covenants as provided in the Loan Instruments.

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          (b) Future Forbearance. Nothing contained herein shall be deemed to obligate the Lender to enter into any other forbearance agreements or to waive any Events of Default.

      18. WAIVERS. In connection with any proceedings hereunder or in connection with any of the Obligations, including without limitation any action by Lender in replevin, foreclosure or other court process or in connection with any other action related to the Obligations or the transactions contemplated hereunder, each Loan Party waives:

          (a) all errors, defects and imperfections in such proceedings;

          (b) all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the Obligations or in any replevin or foreclosure proceeding;

          (c) all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the Obligations and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Lender;

          (d) presentment for payment, demand, notice of demand, notice of nonpayment, protest and notice of protest of any of the Obligations;

          (e) any requirement for bonds, security or sureties required by statute, court rule or otherwise;

          (f) any demand for possession of any collateral prior to commencement of any suit;

          (g) any right to require or participate in the marshaling of any Loan Party's assets;

          (h) any notice or demand from Lender with respect to any Loan Party's obligations under the Loan Instruments; and

          (i) all benefits under present and future laws permitting termination of any Loan Party's obligations by delivery of notice or otherwise, other than by performance of all Loan Parties' obligations hereunder and under the Guaranty.

      19. RESERVED.

      20. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Amendment or under Loan Instruments shall be made in accordance with the provisions of the Loan Agreement.

      21. JURISDICTION. Borrower hereby consent to the jurisdiction of any state or federal court located within the Commonwealth of Arizona, and irrevocably agree that, subject to the Lender's election, all actions or proceedings relating to the Loan Instruments or the transactions contemplated hereunder shall be litigated in such courts, and Borrower waive any objection which they may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waive personal service of any and all process upon them, and consent that all such service of process be made by certified mail (return receipt requested) or messenger directed to them at the address set forth in the Loan Agreement for Borrower. Nothing contained in this section shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against any Loan Party or its respective property in the courts of any other jurisdiction.

      22. CONFESSION OF JUDGMENT. EACH LOAN PARTY HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR CLERK OF ANY COURT IN THE STATE OF ARIZONA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR SUCH LOAN PARTY AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER OR UNDER ANY OF THE LOAN INSTRUMENTS IN ANY ACTION BROUGHT AGAINST SUCH LOAN PARTY HEREUNDER OR UNDER THE FORBEARANCE DOCUMENTS AT THE SUIT OF LENDER, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST SUCH LOAN PARTY FOR THE ENTIRE OBLIGATIONS TOGETHER WITH AN ATTORNEY'S COLLECTION COMMISSION OF FIVE PERCENT (5%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00; AND FOR SO DOING THIS AMENDMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE OBLIGATIONS.

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      23. JOINT AND SEVERAL LIABILITY. If there is more than one Loan Party executing this Amendment, all agreements, conditions, covenants and provisions of this Amendment shall be the joint and several obligation of each Loan Party.

      24. TIME OF ESSENCE. Time is of the essence of this Amendment.

      25. BINDING EFFECT. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns. All obligations of Borrower under this Amendment and the other Forbearance Documents are the joint and several obligations of each Loan Party.

      26. SEVERABILITY. The provisions of this Amendment and all other Loan Instruments are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

      27. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Amendment and the Loan Instruments shall not inure to the benefit of any third party.

      28. MODIFICATIONS. No modifications of this Amendment or any of the shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

      29. HOLIDAYS. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding business day.

      30. LAW GOVERNING. This Amendment will be construed in accordance with and governed by the laws of the state of Arizona.

      31. HEADINGS. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

      32. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      33. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto concerning the subject matter set forth herein and supersedes all prior or contemporaneous oral and/or written agreements and representations not contained herein concerning the subject matter of this Agreement.

      34. WAIVER OF RIGHT TO TRIAL BY JURY. EACH LOAN PARTY AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, THE LOAN INSTRUMENTS, OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH LOAN PARTY WITH RESPECT TO THIS AMENDMENT, THE LOAN INSTRUMENTS OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH LOAN PARTY AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF LOAN PARTIES, LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

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      35. RESULTS OF NEGOTIATION. Borrower acknowledge that they have been represented by counsel in connection with the execution and delivery of this Amendment and that the terms and conditions of this Amendment are the result of negotiation between the parties hereto. Borrower further acknowledge that they have knowingly waived their right to (i) be heard prior to the entry of a judgment by confession and understand that, upon such entry, such judgment shall become a lien on all real property of Loan Parties in the county where such judgment is entered; (ii) trial by jury; and (iii) certain other rights as set forth in detail above. Borrower acknowledge that such waivers and consents constitute a material inducement for Lender to enter into this Amendment and they have been fully advised of the consequences of such provisions by their counsel.

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment, intending to be legally bound hereby.

                                BORROWER:

                                AQUIS WIRELESS COMMUNICATIONS, INC., a
                                Delaware corporation

                                By:  /s/ Alex E. Stillwell
                                   --------------------------------------------
                                     Alex E. Stillwell, Chief Executive Officer

                                LENDER:

                                FINOVA CAPITAL CORPORATION

                                By: /s/ John B. Burtchaell Jr.
                                   --------------------------------------------
                                Name/Title: John B. Burtchaell Jr., Sr. V.P.
                                           ------------------------------------

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